Exhibit 99.2

Newmont Reports Reserves and Resources with Notable Additions at Growth Projects

DENVER--(BUSINESS WIRE)--February 19, 2015--Newmont Mining Corporation (NYSE: NEM) (“Newmont” or “the Company”) reported gold reserves of 82.2 million ounces and copper reserves of 7.9 billion pounds for 2014.

Notable gold reserve additions for the year include 0.7 million ounces at Tanami, 0.2 million ounces at Long Canyon and 0.4 million equity ounces at Merian. The Carlin trend continues to show promising upside, as the Carlin Portals and Leeville collectively added 0.7 million ounces. Overall gold reserve grades were unchanged from the prior year; however, combined project reserve additions were at a grade that exceeded our portfolio’s average. Gold resource additions1 include 1.0 million ounces from Tanami, 1.1 million ounces from Carlin Portals and Leeville, 0.9 million ounces from Apensu Underground, and 0.6 million ounces from Long Canyon. (See graphs in photos one and two.)

Newmont reported 82.2 million ounces of attributable gold reserves, 26.7 million ounces of attributable Measured and Indicated gold resources and 16 million ounces attributable Inferred gold resources. Attributable gold reserves were reduced by a net 6.2 million ounces or 7% from the prior year. Of this reduction, 2.5 million ounces or nearly 40% is due to asset divestitures. Depletion of 5.5 million ounces was partially offset by additions of 3.3 million ounces.

Attributable gold resources were reduced by 1.2 million ounces or 3% from the prior year. New additions of 5.7 million ounces were offset by conversions of 3.3 million ounces, revisions due to mine plan changes of 2.6 million ounces and divestments of 1.1 million ounces. Excluding divestments, attributable gold resources were essentially flat year over year. Gold reserves and resources were calculated at $1,300 per ounce, and $1,400 per ounce, respectively, unchanged from 2013.

Newmont also reported 7.9 billion pounds of attributable copper reserves, 7.3 billion pounds of attributable Measured and Indicated copper resources and 1.7 billion pounds attributable Inferred copper resources. Copper reserves were unchanged from 2013 except for depletion and minor positive revisions, while copper resources were reduced from 2013 primarily due to revisions due to mine plan changes at Phoenix. Copper reserves and resources were calculated at $3.00 per pound, and $3.50 per pound, respectively, unchanged from 2013.

Attributable Proven and Probable silver reserves for 2014 were 144 million ounces. Attributable Measured and Indicated silver resources for 2014 were 47 million ounces, with additional Inferred silver resources of 19 million ounces. Silver reserves and resources were calculated using prices of $20.00 and $25.00 per ounce, respectively.

1 Includes measured, indicated and inferred resources

Gold Reserve Sensitivity

A $100 increase in gold price would result in an approximate 4% increase in gold reserves while a $100 decrease in gold price would result in an approximate 13% decrease in gold reserves. (See graph in photo three.)

For additional details on Newmont’s reported Gold, Copper and Silver Mineral Reserves and Resources, please refer to the tables at the end of this release.

Exploration Planned Activity

Newmont’s 2015 attributable exploration budget is $195 million, with about 35% North America and 20% to South America, and the balance split between Asia Pacific, Africa and other locations. Of the total attributable exploration budget approximately 80% is expected to be focused on near mine and brownfields exploration activities, with the balance targeted on greenfields programs.

Reserve and Resource Tables

Proven and Probable reserves are based on extensive drilling, sampling, mine modeling and metallurgical testing from which we determine economic feasibility. Metal price assumptions follow SEC guidance not to exceed a three year trailing average. The price sensitivity of reserves depends upon several factors including grade, metallurgical recovery, operating cost, waste-to-ore ratio and ore type. Metallurgical recovery rates vary depending on the metallurgical properties of each deposit and the production process used. The reserve tables included in this release list the average metallurgical recovery rate for each deposit, which takes into account the assumed processing methods. The cut-off grade, or lowest grade of mineralized material considered economic to process, varies with material type, price, metallurgical recoveries, operating costs and co- or by-product credits. The Proven and Probable reserve figures presented herein are estimates based on information available at the time of calculation. No assurance can be given that the indicated levels of recovery of gold and copper will be realized. Ounces of gold and silver or pounds of copper included in the proven and probable reserves are those contained prior to losses during metallurgical treatment. Reserve estimates may require revision based on actual production. Market fluctuations in the price of gold or copper, as well as increased production costs or reduced metallurgical recovery rates, could render certain proven and probable reserves containing relatively lower grades of mineralization uneconomic to exploit and might result in a reduction of reserves.

The Measured, Indicated, and Inferred resource figures presented herein are estimates based on information available at the time of calculation and are exclusive of reserves. A “Mineral Resource” is a concentration or occurrence of solid material of economic interest in or on the Earth’s crust in such form, grade, or quality and quantity that there are reasonable prospects for eventual economic extraction. The location, quantity, grade or quality, continuity and other geological characteristics of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling. Mineral Resources are sub-divided, in order of increasing geological confidence, into Inferred, Indicated and Measured categories. Ounces of gold and silver or pounds of copper included in the Measured, Indicated and Inferred resources are those contained prior to losses during metallurgical treatment. Market fluctuations in the price of gold and copper, as well as increased production costs or reduced metallurgical recovery rates, could change future estimates of resources. Please refer to the reserves and resources note at the end of the release.

We publish reserves and resources annually, and will recalculate reserves and resources at year-end 2015, taking into account metal prices, changes, if any, in future production and capital costs, mine designs, model changes, divestments and depletion as well as any acquisitions and additions during 2015.

Attributable Proven, Probable, and Combined Gold Reserves(1), U.S. Units
December 31, 2014												December 31, 2013
Deposits/Districts		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven + Probable Reserves
	Newmont Share	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold		Tonnage	Grade	Gold
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)		(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Open Pits, Nevada	100%	69,800	0.055	3,830	174,500	0.030	5,260	244,300	0.037	9,090	78%	271,600	0.036	9,730
Carlin Underground, Nevada	100%	17,500	0.263	4,610	5,800	0.243	1,420	23,300	0.258	6,030	84%	23,900	0.252	6,010
Carlin In-Process, Nevada(5)	100%	20,200	0.014	290	-		-	20,200	0.014	290	59%	19,100	0.019	360
Carlin Stockpiles, Nevada(6)	100%	26,800	0.058	1,550	-		-	26,800	0.058	1,550	80%	30,700	0.055	1,680
Total Carlin, Nevada		134,300	0.076	10,280	180,300	0.037	6,680	314,600	0.054	16,960	80%	345,300	0.051	17,780
Phoenix, Nevada	100%	19,200	0.019	370	303,500	0.017	5,140	322,700	0.017	5,510	72%	335,800	0.017	5,660
Phoenix Stockpiles, Nevada(6)	100%	-		-	3,300	0.027	90	3,300	0.027	90	77%	3,400	0.028	90
Lone Tree In-Process, Nevada(5)	100%	1,600	0.005	10	-		-	1,600	0.005	10	25%	2,000	0.005	10
Lone Tree Stockpiles, Nevada(6)	100%	500	0.017	10	-		-	500	0.017	10	25%	4,200	0.017	70
Total Phoenix, Nevada		21,300	0.018	390	306,800	0.017	5,230	328,100	0.017	5,620	71%	345,400	0.017	5,830
Twin Creeks, Nevada	100%	5,400	0.118	640	28,200	0.054	1,510	33,600	0.064	2,150	74%	39,400	0.060	2,360
Turquoise Ridge, Nevada(4)	25%	1,700	0.507	860	1,300	0.475	630	3,000	0.493	1,490	92%	3,300	0.517	1,690
Midas, Nevada (2)	100%	-		-	-		-	-		-	-	250	0.093	30
Twin Creeks In-Process, Nevada(5)	100%	2,200	0.011	20	-		-	2,200	0.011	20	70%	1,300	0.018	20
Twin Creeks Stockpiles, Nevada(6)	100%	36,100	0.065	2,340	-		-	36,100	0.065	2,340	67%	33,900	0.067	2,280
Total Twin Creeks, Nevada		45,400	0.085	3,860	29,500	0.072	2,140	74,900	0.080	6,000	75%	78,150	0.082	6,380
Long Canyon, Nevada (3)	100%	-		-	18,400	0.067	1,230	18,400	0.067	1,230	76%	15,700	0.065	1,010
La Herradura, Mexico(2)	44%	-		-	-		-	-		-	-	109,400	0.020	2,180
TOTAL NORTH AMERICA		201,000	0.072	14,530	535,000	0.029	15,280	736,000	0.040	29,810	77%	893,950	0.037	33,180
South America
Conga, Peru(3)	51.35%	-		-	303,400	0.021	6,460	303,400	0.021	6,460	75%	303,400	0.021	6,460
Yanacocha Open Pits	51.35%	17,600	0.023	410	70,100	0.019	1,310	87,700	0.020	1,720	70%	94,800	0.024	2,290
Yanacocha In-Process(5)	51.35%	12,800	0.021	270	-		-	12,800	0.021	270	67%	9,100	0.020	190
Yanacocha Stockpiles (6)	51.35%	8,700	0.058	500	-		-	8,700	0.058	500	67%	8,800	0.054	480
Total Yanacocha, Peru		39,100	0.030	1,180	70,100	0.019	1,310	109,200	0.023	2,490	69%	112,700	0.026	2,960
La Zanja, Peru (7)	46.94%	2,200	0.021	50	3,600	0.020	70	5,800	0.021	120	66%	8,700	0.021	170
Merian, Suriname (8)	75%	-		-	104,700	0.034	3,610	104,700	0.034	3,610	93%	95,500	0.035	3,390
TOTAL SOUTH AMERICA		41,300	0.030	1,230	481,800	0.024	11,450	523,100	0.024	12,680	79%	520,300	0.025	12,980
Australia/New Zealand
Boddington, Western Australia	100%	115,800	0.021	2,440	418,300	0.020	8,550	534,100	0.021	10,990	81%	616,100	0.020	12,590
Boddington Stockpiles	100%	26,400	0.016	430	58,200	0.013	750	84,600	0.014	1,180	79%	69,800	0.014	980
Total Boddington, Western Australia		142,200	0.020	2,870	476,500	0.020	9,300	618,700	0.020	12,170	81%	685,900	0.020	13,570
Duketon, Western Australia(9)	19.45%	2,300	0.033	80	12,800	0.030	380	15,100	0.030	460	91%	13,200	0.040	530
Jundee, Western Australia(2)	100%	-		-	-		-	-		-	-	3,300	0.124	410
Kalgoorlie Open Pit and Underground	50%	9,300	0.058	540	27,400	0.056	1,540	36,700	0.057	2,080	85%	41,500	0.057	2,350
Kalgoorlie Stockpiles(6)	50%	61,400	0.023	1,400	-		-	61,400	0.023	1,400	76%	59,700	0.023	1,370
Total Kalgoorlie, Western Australia		70,700	0.027	1,940	27,400	0.056	1,540	98,100	0.035	3,480	81%	101,200	0.037	3,720
Tanami, Northern Territory	100%	6,000	0.178	1,070	13,600	0.165	2,240	19,600	0.169	3,310	94%	17,800	0.169	3,010
Waihi, New Zealand	100%	-		-	2,200	0.161	360	2,200	0.161	360	89%	2,200	0.098	220
TOTAL AUSTRALIA NEW ZEALAND		221,200	0.027	5,960	532,500	0.026	13,820	753,700	0.026	19,780	84%	823,600	0.026	21,460
Indonesia
Batu Hijau Open Pit (10)	48.5%	150,100	0.015	2,320	71,100	0.008	540	221,200	0.013	2,860	76%	263,100	0.011	3,000
Batu Hijau Stockpiles (6)(10)	48.5%	-		-	157,900	0.003	480	157,900	0.003	480	66%	138,200	0.003	430
TOTAL INDONESIA		150,100	0.015	2,320	229,000	0.004	1,020	379,100	0.009	3,340	74%	401,300	0.009	3,430
Africa
Ahafo Open Pits(11)	100%	10,700	0.061	650	122,000	0.060	7,280	132,700	0.060	7,930	88%	134,800	0.062	8,330
Ahafo Underground (3)	100%	-	-	-	4,900	0.129	630	4,900	0.129	630	91%	4,900	0.129	630
Ahafo Stockpiles(6)	100%	43,100	0.031	1,350	-		-	43,100	0.031	1,350	86%	37,300	0.031	1,160
Total Ahafo, Ghana		53,800	0.037	2,000	126,900	0.062	7,910	180,700	0.055	9,910	88%	177,000	0.057	10,120
Akyem Open Pit	100%	28,400	0.052	1,470	97,300	0.048	4,720	125,700	0.049	6,190	88%	137,800	0.049	6,810
Akyem Stockpiles (6)	100%	8,500	0.057	480	-		-	8,500	0.057	480	90%	5,500	0.068	370
Total, Akyem, Ghana (12)		36,900	0.053	1,950	97,300	0.048	4,720	134,200	0.050	6,670	88%	143,300	0.050	7,180
TOTAL AFRICA		90,700	0.044	3,950	224,200	0.056	12,630	314,900	0.053	16,580	88%	320,300	0.054	17,300
TOTAL NEWMONT WORLDWIDE		704,300	0.040	27,990	2,002,500	0.027	54,200	2,706,800	0.030	82,190	81%	2,959,450	0.030	88,350

(1) 2014 reserves are calculated at a gold price of $1,300, A$1,415 or NZ$1,735 per ounce unless otherwise noted.  2013 reserves were calculated at a gold price of $1,300, A$1,415 or NZ$1,675 per ounce unless otherwise noted.  Tonnage amounts have been rounded to the nearest 100,000 unless they are less than 50,000.

(2) Midas sold to Klondex Mines on February 11, 2014. Jundee sold to Northern Star Resources on July 1, 2014. Stake in La Herradura sold to Fresnillo plc on October 7, 2014. Values in the table above are as of December 31, 2014.

(3) Project is currently undeveloped.

(4) Reserve estimates provided by Barrick, the operator of the Turquoise Ridge Joint Venture.

(5) In-process material is the material on leach pads at the end of the year from which gold remains to be recovered.

(6) Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans.

(7) Reserve estimates were provided by Buenaventura, the operator of the La Zanja project.

(8) Project is under construction, percentage reflects Newmont’s interest as of December 31, 2014.  Newmont’s ownership as of December 31, 2013 was 80%.

(9) Reserve estimates provided by Regis Resources Ltd., in which Newmont holds a 19.45% interest.

(10) Percentage reflects Newmont’s economic interest as of December 31, 2014.

(11) Includes undeveloped reserves at 7 pits totaling 3.2 million ounces.

(12) Project reached commercial production in November 2013.

Attributable Proven, Probable, and Combined Gold Reserves(1), Metric Units
December 31, 2014												December 31, 2013
Deposits/Districts		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven + Probable Reserves
	Newmont Share	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold		Tonnage	Grade	Gold
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)		(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Open Pits, Nevada	100%	63,400	1.88	3,830	158,300	1.03	5,260	221,700	1.27	9,090	78%	246,300	1.23	9,730
Carlin Underground, Nevada	100%	15,900	9.02	4,610	5,300	8.33	1,420	21,200	8.84	6,030	84%	21,600	8.63	6,010
Carlin In-Process, Nevada(5)	100%	18,320	0.49	290	-		-	18,320	0.49	290	59%	17,300	0.65	360
Carlin Stockpiles, Nevada(6)	100%	24,360	1.98	1,550	-		-	24,360	1.98	1,550	80%	27,800	1.88	1,680
Total Carlin, Nevada		121,980	2.62	10,280	163,600	1.27	6,680	285,580	1.85	16,960	80%	313,000	1.77	17,780
Phoenix, Nevada	100%	17,400	0.65	370	275,400	0.58	5,140	292,800	0.58	5,510	72%	304,600	0.58	5,660
Phoenix Stockpiles, Nevada(6)	100%	-		-	3,000	0.93	90	3,000	0.93	90	77%	3,100	0.95	90
Lone Tree In-Process, Nevada(5)	100%	1,500	0.17	10	-		-	1,500	0.17	10	25%	1,800	0.17	10
Lone Tree Stockpiles, Nevada(6)	100%	500	0.58	10	-		-	500	0.58	10	25%	3,800	0.58	70
Total Phoenix, Nevada		19,400	0.61	390	278,400	0.58	5,230	297,800	0.59	5,620	71%	313,300	0.58	5,830
Twin Creeks, Nevada	100%	4,900	4.04	640	25,600	1.84	1,510	30,500	2.19	2,150	74%	35,700	2.05	2,360
Turquoise Ridge, Nevada(4)	25%	1,500	17.39	860	1,200	16.29	630	2,700	16.91	1,490	92%	3,000	17.73	1,690
Midas, Nevada (2)	100%	-		-	-		-	-		-		240	3.19	30
Twin Creeks In-Process, Nevada(5)	100%	2,000	0.38	20	-		-	2,000	0.38	20	70%	1,200	0.62	20
Twin Creeks Stockpiles, Nevada(6)	100%	32,800	2.22	2,340	-		-	32,800	2.22	2,340	67%	30,800	2.30	2,280
Total Twin Creeks, Nevada		41,200	2.91	3,860	26,800	2.48	2,140	68,000	2.74	6,000	75%	70,940	2.80	6,380
Long Canyon, Nevada (3)	100%	-		-	16,700	2.29	1,230	16,700	2.29	1,230	76%	14,200	2.22	1,010
La Herradura, Mexico	44%	-		-	-		-	-		-		99,200	0.68	2,180
TOTAL NORTH AMERICA		182,580	2.47	14,530	485,500	0.98	15,280	668,080	1.39	29,810	77%	810,640	1.27	33,180
South America
Conga, Peru(3)	51.35%	-		-	275,200	0.73	6,460	275,200	0.73	6,460	75%	275,200	0.73	6,460
Yanacocha Open Pits	51.35%	16,000	0.80	410	63,600	0.64	1,310	79,600	0.67	1,720	70%	85,900	0.83	2,290
Yanacocha In-Process(5)	51.35%	11,600	0.72	270	-		-	11,600	0.72	270	67%	8,300	0.70	190
Yanacocha Stockpiles (6)	51.35%	7,900	1.98	500	-		-	7,900	1.98	500	67%	8,000	1.86	480
Total Yanacocha, Peru		35,500	1.03	1,180	63,600	0.64	1,310	99,100	0.78	2,490	69%	102,200	0.90	2,960
La Zanja, Peru (7)	46.94%	2,000	0.73	50	3,300	0.69	70	5,300	0.70	120	66%	7,900	0.70	170
Merian, Suriname (8)	75%	-		-	95,000	1.18	3,610	95,000	1.18	3,610	93%	86,600	1.22	3,390
TOTAL SOUTH AMERICA		37,500	1.02	1,230	437,100	0.82	11,450	474,600	0.83	12,680	79%	471,900	0.86	12,980
Australia/New Zealand
Boddington, Western Australia	100%	105,100	0.72	2,440	379,500	0.70	8,550	484,600	0.71	10,990	81%	559,000	0.70	12,590
Boddington Stockpiles(6)	100%	24,000	0.56	430	52,800	0.44	750	76,800	0.48	1,180	79%	63,300	0.48	980
Total Boddington, Western Australia		129,100	0.69	2,870	432,300	0.67	9,300	561,400	0.67	12,170	81%	622,300	0.68	13,570
Duketon, Western Australia(9)	19.45%	2,100	1.13	80	11,600	1.01	380	13,700	1.03	460	91%	12,000	1.38	530
Jundee, Western Australia	100%	-		-	-		-	-		-	-	3,000	4.26	410
Kalgoorlie Open Pit and Underground	50%	8,400	1.99	540	24,900	1.93	1,540	33,300	1.94	2,080	85%	37,600	1.94	2,350
Kalgoorlie Stockpiles(6)	50%	55,700	0.78	1,400	-		-	55,700	0.78	1,400	76%	54,200	0.79	1,370
Total Kalgoorlie, Western Australia		64,100	0.94	1,940	24,900	1.93	1,540	89,000	1.22	3,480	81%	91,800	1.26	3,720
Tanami, Northern Territory	100%	5,400	6.12	1,070	12,300	5.66	2,240	17,700	5.80	3,310	94%	16,200	5.81	3,010
Waihi, New Zealand	100%	-		-	2,000	5.52	360	2,000	5.52	360	89%	2,000	3.36	220
TOTAL AUSTRALIA NEW ZEALAND		200,700	0.92	5,960	483,100	0.89	13,820	683,800	0.90	19,780	84%	747,300	0.89	21,460
Indonesia
Batu Hijau Open Pit (10)	48.5%	136,100	0.53	2,320	64,500	0.26	540	200,600	0.44	2,860	76%	238,700	0.39	3,000
Batu Hijau Stockpiles (6)(10)	48.5%	-		-	143,200	0.10	480	143,200	0.10	480	66%	125,300	0.11	430
TOTAL INDONESIA		136,100	0.53	2,320	207,700	0.15	1,020	343,800	0.30	3,340	74%	364,000	0.29	3,430
Africa
Ahafo Open Pits(11)	100%	9,700	2.08	650	110,600	2.05	7,280	120,300	2.05	7,930	88%	122,300	2.12	8,330
Ahafo Underground (3)	100%	-		-	4,400	4.43	630	4,400	4.43	630	91%	4,400	4.43	630
Ahafo Stockpiles(6)	100%	39,100	1.07	1,350	-		-	39,100	1.07	1,350	86%	33,800	1.07	1,160
Total Ahafo, Ghana		48,800	1.27	2,000	115,000	2.14	7,910	163,800	1.88	9,910	88%	160,500	1.96	10,120
Akyem Open Pit	100%	25,800	1.77	1,470	88,300	1.66	4,720	114,100	1.69	6,190	88%	125,000	1.69	6,810
Akyem Stockpiles (6)	100%	7,700	1.94	480	-		-	7,700	1.94	480	90%	5,000	2.32	370
Total, Akyem, Ghana (12)		33,500	1.81	1,950	88,300	1.66	4,720	121,800	1.70	6,670	88%	130,000	1.72	7,180
TOTAL AFRICA		82,300	1.49	3,950	203,300	1.93	12,630	285,600	1.80	16,580	88%	290,500	1.85	17,300
TOTAL NEWMONT WORLDWIDE		639,180	1.36	27,990	1,816,700	0.93	54,200	2,455,880	1.04	82,190	81%	2,684,340	1.02	88,350
See Footnotes under Gold Reserves U.S. units table.

Attributable Gold Mineral Resources(1)(2) - December 31, 2014, U.S. Units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(4)			Gold Inferred Resource
Deposits/Districts	Newmont Share	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Trend Open Pit, Nevada	100%	27,700	0.035	970	54,200	0.023	1,260	81,900	0.027	2,230	11,100	0.019	210
Carlin Trend Underground, Nevada	100%	700	0.143	100	2,200	0.264	570	2,900	0.235	670	3,200	0.251	800
Total Carlin, Nevada		28,400	0.037	1,070	56,400	0.033	1,830	84,800	0.034	2,900	14,300	0.071	1,010
Phoenix, Nevada	100%	1,600	0.020	30	47,900	0.018	890	49,500	0.019	920	40,100	0.015	600
Lone Tree Complex, Nevada	100%	-		-	2,200	0.023	50	2,200	0.023	50	5,500	0.016	90
Buffalo Valley, Nevada	70%	-		-	15,500	0.019	290	15,500	0.019	290	400	0.011	-
Phoenix Stockpiles, Nevada(6)	100%	-		-	-		-	-		-	2,300	0.043	100
Total Phoenix, Nevada		1,600	0.020	30	65,600	0.019	1,230	67,200	0.019	1,260	48,300	0.016	790
Twin Creeks, Nevada	100%	8,800	0.071	630	29,700	0.055	1,630	38,500	0.059	2,260	1,300	0.024	30
Sandman, Nevada	100%	-		-	1,300	0.036	50	1,300	0.036	50	1,100	0.054	60
Turquoise Ridge, Nevada (5)	25%	700	0.511	370	400	0.450	160	1,100	0.490	530	800	0.530	400
Twin Creeks Stockpiles, Nevada(6)	100%	5,900	0.061	360	-		-	5,900	0.061	360	-		-
Total Twin Creeks, Nevada		15,400	0.088	1,360	31,400	0.059	1,840	46,800	0.068	3,200	3,200	0.153	490
Long Canyon, Nevada(3)	100%	100	0.075	10	4,800	0.101	480	4,900	0.101	490	20,300	0.087	1,750
Total North America		45,500	0.054	2,470	158,200	0.034	5,380	203,700	0.039	7,850	86,100	0.047	4,040
South America
Conga, Peru(3)	51.35%	-	-	-	89,300	0.012	1,030	89,300	0.012	1,030	130,500	0.011	1,480
Yanacocha, Peru	51.35%	1,300	0.036	50	44,800	0.015	680	46,100	0.016	730	112,000	0.024	2,640
La Zanja, Peru (7)	46.94%	300	0.012	-	600	0.012	10	900	0.012	10	700	0.022	20
Merian, Suriname(9)	75%	2,400	0.018	40	18,700	0.027	510	21,100	0.026	550	29,700	0.029	870
Total South America		4,000	0.023	90	153,400	0.015	2,230	157,400	0.015	2,320	272,900	0.018	5,010
Australia/ New Zealand
Boddington, Western Australia	100%	10,800	0.013	140	139,400	0.015	2,120	150,200	0.015	2,260	5,200	0.017	90
Duketon, Western Australia(8)	19.45%	800	0.032	20	15,200	0.026	400	16,000	0.026	420	7,100	0.030	210
Kalgoorlie, Western Australia	50%	6,000	0.043	260	20,100	0.044	890	26,100	0.044	1,150	700	0.066	40
McPhilliamys, New South Wales(8)	19.45%	-		-	14,800	0.027	410	14,800	0.027	410	800	0.029	20
Tanami, Northern Territory	100%	500	0.166	90	2,900	0.164	480	3,400	0.164	570	10,100	0.174	1,760
Waihi, New Zealand	100%	-		-	-		-	-		-	100	0.317	40
Total Australia/ New Zealand		18,100	0.028	510	192,400	0.022	4,300	210,500	0.023	4,810	24,000	0.090	2,160
Indonesia
Batu Hijau, Indonesia(9)	48.5%	35,600	0.012	420	112,100	0.007	830	147,700	0.008	1,250	13,800	0.002	30
Elang, Indonesia(3)(9)	48.5%	-		-	789,200	0.010	8,140	789,200	0.010	8,140	200,600	0.007	1,420
Total Indonesia		35,600	0.012	420	901,300	0.010	8,970	936,900	0.010	9,390	214,400	0.007	1,450
Africa
Ahafo, Ghana	100.0%	6,100	0.048	290	48,100	0.041	1,990	54,200	0.042	2,280	22,000	0.047	1,040
Ahafo Underground	100.0%	-	-	-	-		-	-		-	16,000	0.135	2,160
Total Ahafo		6,100	0.048	290	48,100	0.041	1,990	54,200	0.042	2,280	38,100	0.084	3,200
Akyem, Ghana	100.0%	1,100	0.020	20	3,900	0.016	60	5,000	0.016	80	3,100	0.031	100
Total Africa		7,200	0.043	310	52,000	0.040	2,050	59,200	0.040	2,360	41,200	0.080	3,300
TOTAL NEWMONT WORLDWIDE		110,400	0.034	3,800	1,457,300	0.016	22,930	1,567,700	0.017	26,730	638,600	0.025	15,960

(1) Resources are reported exclusive of reserves.

(2) Resources are calculated at a gold price of $1,400, A$1,475 or NZ$1,795 per ounce unless otherwise noted. 2013 Resources were calculated at a gold price of $1,400, A$1,475 or NZ$1,700 per ounce unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, and ounces have been rounded to the nearest 10,000.

(3) Project is currently undeveloped.

(4) Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s 10-K filing.

(5) Resource estimates provided by Barrick, the operator of the Turquoise Ridge Joint Venture.

(6) Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills.

(7) Resource estimates provided by Buenaventura, the operator of the La Zanja project.

(8) Resource estimates provided by Regis Resources Ltd., in which Newmont holds a 19.45% interest.

(9) Percentage reflects Newmont’s economic interest as of December 31, 2014.

Attributable Gold Mineral Resources(1)(2) - December 31, 2014, Metric units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(4)			Gold Inferred Resource
Deposits/Districts	Newmont Share	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Trend Open Pit, Nevada	100%	25,100	1.19	970	49,100	0.80	1,260	74,200	0.93	2,230	10,100	0.66	210
Carlin Trend Underground, Nevada	100%	600	4.89	100	2,000	9.04	570	2,600	8.07	670	2,900	8.61	800
Total Carlin, Nevada		25,700	1.28	1,070	51,100	1.12	1,830	76,800	1.17	2,900	13,000	2.43	1,010
Phoenix, Nevada	100%	1,400	0.69	30	43,500	0.63	890	44,900	0.64	920	36,300	0.52	600
Lone Tree Complex, Nevada	100%	-		-	2,000	0.79	50	2,000	0.79	50	5,000	0.55	90
Buffalo Valley, Nevada	70%	-		-	14,100	0.65	290	14,100	0.65	290	400	0.38	-
Phoenix Stockpiles, Nevada(6)	100%	-		-	-		-	-		-	2,100	1.48	100
Total Phoenix, Nevada		1,400	0.69	30	59,600	0.64	1,230	61,000	0.64	1,260	43,800	0.57	790
Twin Creeks, Nevada	100%	8,000	2.44	630	26,900	1.88	1,630	34,900	2.01	2,260	1,200	0.83	30
Sandman, Nevada	100%	-		-	1,200	1.23	50	1,200	1.23	50	1,000	1.85	60
Turquoise Ridge, Nevada (5)	25%	700	17.51	370	300	15.42	160	1,000	16.81	530	700	18.17	400
Twin Creeks Stockpiles, Nevada(6)	100%	5,400	2.08	360	-		-	5,400	2.08	360	-		-
Total Twin Creeks, Nevada		14,100	3.01	1,360	28,400	2.01	1,840	42,500	2.34	3,200	2,900	5.24	490
Long Canyon, Nevada(3)	100%	100	2.58	10	4,300	3.48	480	4,400	3.46	490	18,400	2.97	1,750
Total North America		41,300	1.85	2,470	143,400	1.17	5,380	184,700	1.32	7,850	78,100	1.61	4,040
South America
Conga, Peru(3)	51.35%	-	-	-	81,000	0.40	1,030	81,000	0.40	1,030	118,400	0.39	1,480
Yanacocha, Peru	51.35%	1,200	1.24	50	40,600	0.52	680	41,800	0.54	730	101,600	0.81	2,640
La Zanja, Peru (7)	46.94%	200	0.40	-	500	0.41	10	700	0.41	10	600	0.77	20
Merian, Suriname(9)	75%	2,200	0.60	40	16,900	0.93	510	19,100	0.89	550	27,000	1.00	870
Total South America		3,600	0.80	90	139,000	0.50	2,230	142,600	0.50	2,320	247,600	0.63	5,010
Australia/New Zealand
Boddington, Western Australia	100%	9,800	0.46	140	126,400	0.52	2,120	136,200	0.52	2,260	4,800	0.57	90
Duketon, Western Australia(8)	19.45%	700	1.11	20	13,800	0.90	400	14,500	0.91	420	6,500	1.03	210
Kalgoorlie, Western Australia	50%	5,400	1.48	260	18,200	1.52	890	23,600	1.51	1,150	600	2.27	40
McPhilliamys, New South Wales(8)	19.45%	-		-	13,500	0.94	410	13,500	0.94	410	800	0.98	20
Tanami, Northern Territory	100%	500	5.68	90	2,700	5.62	480	3,200	5.63	570	9,200	5.97	1,760
Waihi, New Zealand	100%	-		-	-		-	-		-	100	10.86	40
Total Australia/New Zealand		16,400	0.98	510	174,600	0.76	4,300	191,000	0.78	4,810	22,000	3.08	2,160
Indonesia
Batu Hijau, Indonesia(9)	48.5%	32,300	0.40	420	101,700	0.25	830	134,000	0.29	1,250	12,500	0.09	30
Elang, Indonesia(3)(9)	48.5%	-		-	715,900	0.35	8,140	715,900	0.35	8,140	182,000	0.24	1,420
Total Indonesia		32,300	0.40	420	817,600	0.34	8,970	849,900	0.34	9,390	194,500	0.23	1,450
Africa
Ahafo, Ghana	100.0%	5,500	1.64	290	43,600	1.42	1,990	49,100	1.45	2,280	20,000	1.61	1,040
Ahafo Underground	100.0%	-		-	-		-	-		-	14,500	4.63	2,160
Total Ahafo	100.0%	5,500	1.64	290	43,600	1.42	1,990	49,100	1.45	2,280	34,500	2.88	3,200
Akyem, Ghana	100.0%	1,000	0.56	20	3,500	0.56	60	4,500	0.56	80	2,800	1.07	100
Total Africa		6,500	1.47	310	47,100	1.36	2,050	53,600	1.37	2,360	37,300	2.75	3,300
TOTAL NEWMONT WORLDWIDE		100,100	1.18	3,800	1,321,700	0.54	22,930	1,421,800	0.58	26,730	579,500	0.86	15,960
See footnotes in Gold Resources U.S. units table.

Attributable Copper Reserves(1) U.S. Units
December 31, 2014												December 31, 2013
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Metallurgical Recovery	Tonnage	Grade	Copper
		(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)		(x1000 tons)	(Cu%)	(million pounds)
North America
Phoenix, Nevada	100%	19,200	0.15%	60	305,700	0.14%	880	324,900	0.14%	940	58%	339,100	0.14%	940
Phoenix Copper Leach, Nevada	100%	12,600	0.18%	50	199,100	0.19%	740	211,700	0.19%	790	52%	160,800	0.22%	710
TOTAL NORTH AMERICA		31,800	0.16%	110	504,800	0.16%	1,620	536,600	0.16%	1,730	55%	499,900	0.17%	1,650
South America
Conga, Peru(2)	51.35%	-		-	303,400	0.28%	1,690	303,400	0.28%	1,690	85%	303,400	0.28%	1,690
TOTAL SOUTH AMERICA		-		-	303,400	0.28%	1,690	303,400	0.28%	1,690	85%	303,400	0.28%	1,690
Australia/New Zealand
Boddington	100%	115,800	0.09%	210	418,300	0.12%	1,010	534,100	0.11%	1,220	77%	616,100	0.11%	1,370
Boddington Stockpiles(3)	100%	26,400	0.09%	50	58,200	0.08%	90	84,600	0.08%	140	72%	69,800	0.08%	120
TOTAL AUSTRALIA/NEW ZEALAND		142,200	0.09%	260	476,500	0.12%	1,100	618,700	0.11%	1,360	76%	685,900	0.11%	1,490
Indonesia
Batu Hijau(4)	48.5%	150,100	0.51%	1,540	71,100	0.39%	550	221,200	0.47%	2,090	78%	263,100	0.45%	2,380
Batu Hijau Stockpiles(3)(4)	48.5%	-		-	157,900	0.33%	1,060	157,900	0.33%	1,060	60%	138,200	0.33%	920
TOTAL INDONESIA		150,100	0.51%	1,540	229,000	0.35%	1,610	379,100	0.41%	3,150	72%	401,300	0.41%	3,300
TOTAL NEWMONT WORLDWIDE		324,100	0.29%	1,910	1,513,700	0.20%	6,020	1,837,800	0.22%	7,930	72%	1,890,500	0.22%	8,130

(1) Reserves are calculated at a price of $3.00 or A$3.25 per pound copper price unless otherwise noted. 2013 Reserves were calculated at $3.00 or A$3.25 per pound copper price unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, and pounds have been rounded to the nearest 10 million.

(2) Project is undeveloped.

(3) Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material. Stockpiles increase or decrease depending on current mine plans.

(4) Percentage reflects Newmont’s economic interest as of December 31, 2014.

Attributable Copper Reserves(1) Metric Units
December 31, 2014												December 31, 2013
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Metallurgical Recovery	Tonnage	Grade	Copper
		(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)		(x1000 tonnes)	(Cu%)	(Tonnes)
North America
Phoenix, Nevada	100%	17,400	0.15%	25,500	277,300	0.14%	397,400	294,700	0.14%	422,900	58%	307,600	0.14%	428,730
Phoenix Copper Leach, Nevada	100%	11,400	0.18%	20,450	180,600	0.19%	336,990	192,000	0.19%	357,440	52%	145,900	0.22%	320,040
TOTAL NORTH AMERICA		28,800	0.16%	45,950	457,900	0.16%	734,390	486,700	0.16%	780,340	55%	453,500	0.17%	748,770
South America
Conga, Peru(2)	51.35%	-		-	275,200	0.28%	767,420	275,200	0.28%	767,420	85%	275,200	0.28%	767,420
TOTAL SOUTH AMERICA		-		-	275,200	0.28%	767,420	275,200	0.28%	767,420	85%	275,200	0.28%	767,420
Australia/New Zealand
Boddington	100%	105,100	0.09%	94,590	379,500	0.12%	459,150	484,600	0.11%	553,740	77%	559,000	0.11%	624,430
Boddington Stockpiles(3)	100%	24,000	0.09%	21,600	52,800	0.08%	42,070	76,800	0.08%	63,670	72%	63,300	0.08%	53,220
TOTAL AUSTRALIA/NEW ZEALAND		129,100	0.09%	116,190	432,300	0.12%	501,220	561,400	0.11%	617,410	76%	622,300	0.11%	677,650
Indonesia
Batu Hijau(4)	48.5%	136,100	0.51%	698,390	64,500	0.39%	248,660	200,600	0.47%	947,050	78%	238,700	0.45%	1,081,140
Batu Hijau Stockpiles(3)(4)	48.5%	-		-	143,200	0.33%	479,200	143,200	0.33%	479,200	60%	125,300	0.33%	417,690
TOTAL INDONESIA		136,100	0.51%	698,390	207,700	0.35%	727,860	343,800	0.41%	1,426,250	72%	364,000	0.41%	1,498,830
TOTAL NEWMONT WORLDWIDE		294,000	0.29%	860,530	1,373,100	0.20%	2,730,890	1,667,100	0.22%	3,591,420	72%	1,715,000	0.22%	3,692,670
See footnotes under Copper Reserves U.S. units table.

Attributable Copper Mineral Resources(1)(2) U.S. Units
December 31, 2014
		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
		(x1000 tons)	(Cu%)	(million Pounds)	tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)
North America
Phoenix, Nevada	100%	1,600	0.12%	4	47,900	0.12%	110	49,500	0.12%	114	42,400	0.13%	110
Phoenix Copper Leach, Nevada	100%	1,200	0.14%	3	38,400	0.14%	100	39,600	0.14%	103	27,300	0.15%	80
TOTAL NORTH AMERICA		2,800	0.13%	7	86,300	0.13%	210	89,100	0.13%	217	69,700	0.13%	190
South America
Conga, Peru(5)	51.35%	-		-	89,300	0.19%	350	89,300	0.19%	350	130,500	0.19%	490
TOTAL SOUTH AMERICA		-		-	89,300	0.19%	350	89,300	0.19%	350	130,500	0.19%	490
Australia/New Zealand
Boddington, Western Australia	100%	10,800	0.08%	20	139,400	0.11%	310	150,200	0.11%	330	5,200	0.14%	10
TOTAL AUSTRALIA/NEW ZEALAND		10,800	0.08%	20	139,400	0.11%	310	150,200	0.11%	330	5,200	0.14%	10
Indonesia
Batu Hijau, Indonesia(4)	48.5%	35,600	0.38%	270	112,100	0.35%	790	147,700	0.36%	1,060	13,800	0.31%	80
Elang, Indonesia(4)(5)	48.5%	-	0.00%	-	789,200	0.34%	5,310	789,200	0.34%	5,310	200,600	0.24%	970
TOTAL INDONESIA		35,600	0.38%	270	901,300	0.34%	6,100	936,900	0.34%	6,370	214,400	0.25%	1,050
TOTAL NEWMONT WORLDWIDE		49,200	0.30%	297	1,216,300	0.29%	6,970	1,265,500	0.29%	7,267	419,800	0.21%	1,740

(1) Resources are reported exclusive of reserves.

(2) Resources are calculated at a copper price of $3.50 or A$3.70 per pound unless otherwise noted. 2013 Resources were calculated at a copper price of $3.50 or A$3.70 per pound unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, and pounds have been rounded to the nearest 10 million, with the exception of Phoenix, Nevada.

(3) Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.

(4) Percentage reflects Newmont’s economic interest as of December 31, 2014.

(5) Project is undeveloped.

Attributable Copper Mineral Resources(1)(2) Metric Units
December 31, 2014
		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
		(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)
North America
Phoenix, Nevada	100%	1,400	0.12%	1,690	43,500	0.12%	51,280	44,900	0.12%	52,970	38,500	0.13%	48,900
Phoenix Copper Leach, Nevada	100%	1,100	0.14%	1,510	34,800	0.14%	47,150	35,900	0.14%	48,660	24,800	0.15%	36,090
TOTAL NORTH AMERICA		2,500	0.13%	3,200	78,300	0.13%	98,430	80,800	0.13%	101,630	63,300	0.13%	84,990
South America
Conga, Peru(5)	51.35%	-		-	81,000	0.19%	156,960	81,000	0.19%	156,960	118,400	0.19%	221,030
TOTAL SOUTH AMERICA		-		-	81,000	0.19%	156,960	81,000	0.19%	156,960	118,400	0.19%	221,030
Australia/New Zealand
Boddington, Western Australia	100%	9,800	0.08%	8,020	126,400	0.11%	139,250	136,200	0.11%	147,270	4,800	0.14%	6,590
TOTAL AUSTRALIA/NEW ZEALAND		9,800	0.08%	8,020	126,400	0.11%	139,250	136,200	0.11%	147,270	4,800	0.14%	6,590
Indonesia
Batu Hijau, Indonesia(4)	48.5%	32,300	0.38%	121,990	101,700	0.35%	358,230	134,000	0.36%	480,220	12,500	0.31%	38,480
Elang, Indonesia(4)	48.5%	-	0.00%	-	715,900	0.34%	2,408,370	715,900	0.34%	2,408,370	182,000	0.24%	439,250
TOTAL INDONESIA		32,300	0.38%	121,990	817,600	0.34%	2,766,600	849,900	0.34%	2,888,590	194,500	0.25%	477,730
TOTAL NEWMONT WORLDWIDE		44,600	0.30%	133,210	1,103,300	0.29%	3,161,240	1,147,900	0.29%	3,294,450	381,000	0.21%	790,340
See footnotes under Copper Resources U.S. units table.

Attributable Proven, Probable, and Combined Silver Reserves(1) U.S. Units
December 31, 2014												December 31, 2013
Deposits/Districts		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven and Probable Reserves
	Newmont Share	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver		Tonnage	Grade	Silver
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)		(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Midas, Nevada (5)	100%	-		-	-		-	-		-	-	250	11.48	2,820
Phoenix, Nevada	100%	19,200	0.25	4,860	305,700	0.24	73,740	324,900	0.24	78,600	34%	339,100	0.24	80,280
TOTAL NORTH AMERICA		19,200	0.25	4,860	305,700	0.24	73,740	324,900	0.24	78,600	34%	339,350	0.24	83,100
South America
Conga, Peru(6)	51.35%	-		-	303,400	0.06	19,400	303,400	0.06	19,400	70%	303,400	0.06	19,400
Yanacocha Open Pits, Peru	51.35%	16,100	0.37	5,930	69,300	0.12	8,330	85,400	0.17	14,260	19%	90,400	0.13	11,310
Yanacocha In-Process(2)	51.35%	-		-	43,200	0.23	10,110	43,200	0.23	10,110	2%	66,300	0.25	16,850
Yanacocha Stockpiles(3)	51.35%	8,700	1.15	10,010	-		-	8,700	1.15	10,010	30%	8,800	1.21	10,660
Total Yanacocha, Peru	51.35%	24,800	0.64	15,940	112,500	0.16	18,440	137,300	0.25	34,380	17%	165,500	0.23	38,820
TOTAL SOUTH AMERICA		24,800	0.64	15,940	415,900	0.09	37,840	440,700	0.12	53,780	36%	468,900	0.12	58,220
Indonesia
Batu Hijau Open Pit(4)	48.5%	150,100	0.04	6,740	71,100	0.03	2,020	221,200	0.04	8,760	81%	263,100	0.04	9,540
Batu Hijau Stockpiles(3)(4)	48.5%	-		-	157,900	0.02	2,430	157,900	0.02	2,430	68%	138,200	0.02	2,110
TOTAL INDONESIA		150,100	0.04	6,740	229,000	0.02	4,450	379,100	0.03	11,190	78%	401,300	0.03	11,650
TOTAL NEWMONT WORLDWIDE		194,100	0.14	27,540	950,600	0.12	116,030	1,144,700	0.13	143,570	38%	1,209,550	0.13	152,970

(1) Reserves are calculated at a silver price of $20.00 per ounce unless otherwise noted. 2013 Reserves were calculated at a silver price of $20.00 per ounce unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, unless they are less than 50,000, and silver ounces have been rounded to the nearest 10,000.

(2) In-process material is the material on leach pads at the end of each year from which gold and silver remains to be recovered.

(3) Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills.

(4) Percentage reflects Newmont’s economic interest as of December 31, 2014.

(5) Property sold to Klondex Mines on February 11, 2014. Values in the table above are as of December 31, 2014.

(6) Project is undeveloped.

Attributable Proven, Probable, and Combined Silver Reserves(1) Metric Units
December 31, 2014												December 31, 2013
Deposits/Districts		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven and Probable Reserves
	Newmont Share	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver		Tonnage	Grade	Silver
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)		(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Midas, Nevada (5)	100%	-		-	-		-	-		-	-	240	393.5	2,820
Phoenix, Nevada	100%	17,400	8.7	4,860	277,300	8.3	73,740	294,700	8.3	78,600	34%	307,600	8.1	80,280
TOTAL NORTH AMERICA		17,400	8.7	4,860	277,300	8.3	73,740	294,700	8.3	78,600	34%	307,840	8.4	83,100
South America
Conga, Peru(6)	51.35%	-		-	275,200	2.2	19,400	275,200	2.2	19,400	70%	275,200	2.2	19,400
Yanacocha Open Pits, Peru	51.35%	14,600	12.6	5,930	62,900	4.1	8,330	77,500	5.7	14,260	19%	82,000	4.3	11,310
Yanacocha In-Process(2)	51.35%	-		-	39,200	8.0	10,110	39,200	8.0	10,110	2%	60,200	8.7	16,850
Yanacocha Stockpiles(3)	51.35%	7,900	39.4	10,010	-		-	7,900	39.4	10,010	30%	8,000	41.3	10,660
Total Yanacocha, Peru		22,500	22.0	15,940	102,100	5.6	18,440	124,600	8.6	34,380	17%	150,200	8.0	38,820
TOTAL SOUTH AMERICA		22,500	22.0	15,940	377,300	3.1	37,840	399,800	4.2	53,780	36%	425,400	4.3	58,220
Indonesia
Batu Hijau Open Pit(4)	48.5%	136,100	1.5	6,740	64,500	1.0	2,020	200,600	1.4	8,760	81%	238,700	1.2	9,540
Batu Hijau Stockpiles(3)(4)	48.5%	-		-	143,200	0.5	2,430	143,200	0.5	2,430	68%	125,300	0.5	2,110
TOTAL INDONESIA		136,100	1.5	6,740	207,700	0.7	4,450	343,800	1.0	11,190	78%	364,000	1.0	11,650
TOTAL NEWMONT WORLDWIDE		176,000	4.9	27,540	862,300	4.2	116,030	1,038,300	4.3	143,570	38%	1,097,240	4.3	152,970
See Footnotes under Silver Reserves U.S. units table.

Attributable Silver Mineral Resources(1)(2) U.S. Units
December 31, 2014
Deposits/Districts		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
	Newmont Share	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Sandman, Nevada	100%	-		-	1,300	0.20	300	1,300	0.20	300	1,100	0.12	100
Phoenix, Nevada	100%	1,600	0.22	300	47,900	0.22	10,600	49,500	0.22	10,900	40,100	0.23	9,300
Phoenix Stockpiles, Nevada(4)	100%	-		-	-		-	-		-	2,300	0.09	200
TOTAL NORTH AMERICA		1,600	0.22	300	49,200	0.22	10,900	50,800	0.22	11,200	43,500	0.22	9,600
South America
Conga, Peru(6)	51.35%	-		-	89,300	0.05	4,200	89,300	0.05	4,200	99,100	0.03	3,300
Yanacocha, Peru	51.35%	800	0.45	400	14,700	0.25	3,700	15,500	0.26	4,100	2,200	0.19	400
TOTAL SOUTH AMERICA		800	0.45	400	104,000	0.08	7,900	104,800	0.08	8,300	101,300	0.04	3,700
Indonesia
Batu Hijau, Indonesia(5)	48.5%	35,600	0.03	1,200	112,100	0.03	3,000	147,700	0.03	4,200	13,800	0.02	300
Elang, Indonesia(5)(6)	48.5%	-		-	789,200	0.03	23,200	789,200	0.03	23,200	200,600	0.03	5,000
TOTAL INDONESIA		35,600	0.03	1,200	901,300	0.03	26,200	936,900	0.03	27,400	214,400	0.02	5,300
TOTAL NEWMONT WORLDWIDE		38,000	0.05	1,900	1,054,500	0.04	45,000	1,092,500	0.04	46,900	359,200	0.05	18,600

(1) Resources are reported exclusive of reserves.

(2) Resources are calculated at a silver price of $25.00 per ounce unless otherwise noted. 2013 Resources were calculated at a silver price of $25.00 per ounce unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000.

(3) Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.

(4) Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans.

(5) Percentage reflects Newmont’s economic interest as of December 31, 2014.

(6) Project is undeveloped.

Attributable Silver Mineral Resources(1)(2) Metric Units
December 31, 2014
Deposits/Districts		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
	Newmont Share	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Sandman, Nevada	100%	-		-	1,200	6.8	300	1,200	6.8	300	1,000	4.1	100
Phoenix, Nevada	100%	1,400	7.7	300	43,500	7.6	10,600	44,900	7.6	10,900	36,300	8.0	9,300
Phoenix Stockpiles, Nevada(4)	100%	-		-	-		-	-		-	2,100	3.1	200
TOTAL NORTH AMERICA		1,400	7.7	300	44,700	7.6	10,900	46,100	7.6	11,200	39,400	7.6	9,600
South America
Conga, Peru(6)	51.35%	-		-	81,000	1.6	4,200	81,000	1.6	4,200	89,900	1.1	3,300
Yanacocha, Peru	51.35%	700	15.5	400	13,300	8.6	3,700	14,000	8.9	4,100	2,000	6.6	400
TOTAL SOUTH AMERICA		700	15.5	400	94,300	2.6	7,900	95,000	2.7	8,300	91,900	1.2	3,700
Indonesia
Batu Hijau, Indonesia(5)	48.5%	32,300	1.1	1,200	101,700	0.9	3,000	134,000	1.0	4,200	12,500	0.6	300
Elang, Indonesia(5)(6)	48.5%	-		-	715,900	1.0	23,200	715,900	1.0	23,200	182,000	0.9	5,000
TOTAL INDONESIA		32,300	1.1	1,200	817,600	1.0	26,200	849,900	1.0	27,400	194,500	0.8	5,300
TOTAL NEWMONT WORLDWIDE		34,400	1.7	1,900	956,600	1.5	45,000	991,000	1.5	46,900	325,800	1.8	18,600
See Footnotes under Silver Resources U.S. units table.

Cautionary Statement regarding Reserves and Resources:

The “reserves” disclosed in this release have been prepared in compliance with Industry Guide 7 published by the SEC. As used in this news release, the term “reserve” means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term “economically,” as used in this definition, means that profitable extraction or production has been established or analytically demonstrated in a feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term “legally,” as used in this definition, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Newmont must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Newmont’s current mine plans. Reserves in this news release are aggregated from the Proven and Probable classes.

The terms “resources” and “Measured, Indicated and Inferred resources” are used in this news release. Investors are advised that the SEC does not recognize these terms. Newmont has determined that such “resources” would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration (SME) and defined as “Mineral Resource”. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred Resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the Inferred Resource exists, or is economically or legally mineable. Also, disclosure of contained ounces is permitted under the SME Guideline and other regulatory guidelines, such as Canada’s NI 43-101 and Australia’s JORC. However, the SEC generally requires mineral resource information in SEC-filed documents to be reported only as in-place tonnage and grade. Investors are reminded that even if significant mineralization is discovered and converted to reserves, during the time necessary to ultimately move such mineralization to production the economic feasibility of production may change. See the Company’s Annual Report for the “Proven and Probable Reserve” and “Mineralized Material” tables prepared in compliance with the SEC’s Industry Guide 7, available at http://www.newmont.com/our-investors/financial-reporting/sec-filings and on www.sec.gov. Investors are reminded that the tables presented in the Annual Report are estimates as of December 31, 2014 and were presented on an attributable basis reflecting the Company’s ownership interest at such time.

Cautionary Statement Regarding Forward Looking Statements:

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation, estimates and expectations of future exploration expenditures and activities. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by the “forward-looking statements”. For a discussion of such risks relating to our business and other factors, see the Company’s Form 10-K, filed on February 19, 2015, with the Securities and Exchange Commission under the headings “Risk Factors” and “Forward-Looking Statements.” The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors' own risk.

CONTACT:
Newmont Mining Corporation
Investor Contacts
Meredith Bandy, 303-837-5143
meredith.bandy@newmont.com
or
Matt Eichmann, 303-837-5287
matt.eichmann@newmont.com
or
Media Contact:
Omar Jabara, 303-837-5114
omar.jabara@newmont.com